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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ----------------
                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   June 27, 2002
                                                           --------------

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Florida                    0-16322           84-1061207
            -------                   ----------        --------------
    (State or Other Jurisdiction     (Commission         (IRS Employer
         of Incorporation)           File Number)      Identification No.)


                262 Old New Brunswick Avenue
                   Piscataway, New Jersey                   08854
               ------------------------------              --------
          (Address of Principal Executive Offices)        (Zip Code)


 Registrant's telephone number, including area code: (732) 465-1500 Ext. 2260



                       ----------------------------------
        (Former Name or Former Address; if Changed Since Last Report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Mike Galkin, the resident of the Registrant, resigned as an officer and director of the Registrant. Rob Menaker, the current CEO of the Company, will continue in his current capacity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)  Exhibits:

      17.1  Copy of resignation letter dated June 27, 2002 from Michael Galkin.
      99.1 Press release of Registrant dated July 6, 2002 reporting the resignation of Michael Galkin.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Third Millennium Telecommunications, Inc.


                                By:   /s/ Rob Menaker
                                    ----------------------------------
                                    Rob Menaker, Chief Executive Officer

July 6, 2002

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                                  EXHIBIT INDEX


Exhibit       Description
---------     --------------

17.1         Copy of resignation letter dated June 27, 2002 from Michael Galkin.

99.1 Press release of Registrant, dated July 6, 2002 reporting the resignation of Michael Galkin.